Exhibit 99.2

Q2 2010 Highlights Earnings Conference Call 7/26/10

Introduction: Deb Wasser, SVP, Investor Relations

Safe Harbor Statement To the extent that this presentation discusses expectations or otherwise make statements about the future, such statements are forward-looking and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made.  These factors include the risk factors discussed in the Business Description and Management's Discussion and Analysis sections of Veeco's Annual Report on Form 10-K for the year ended December 31, 2009 and subsequent Quarterly Reports on Form 10-Q and current reports on Form 8-K.  Veeco does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances after the date of such statements.  In addition, this presentation includes non-GAAP financial measures.  For GAAP reconciliation, please refer to the reconciliation section in this presentation as well as Veeco’s financial press releases and 10-K and 10-Q filings available on www.veeco.com

John Peeler, CEO

Q2 2010 – Record Performance Across the Board Revenue increased 55% from Q1 ’10 and was up ~ 250% from prior year GAAP EPS was $1.20 and non-GAAP EPS was $1.01 * See reconciliation to GAAP at end of Presentation $ Millions $253.0 $68.4 $52.4 -$14.7 -$6.4 $72.0 -$50 $0 $50 $100 $150 $200 $250 $300 Revenue ($M) EBITA ($M)* Net Income ($M) Q2'10 Q2'09

Q2’10 Revenue Performance by Segment LED & Solar $186M, up 66% sequentially and 482% Y-O-Y MOCVD Revenues $175M, shipped 81 systems Data Storage $35M, up 54% sequentially and 103% Y-O-Y Metrology $32M, up 11% sequentially and 40% Y-O-Y EBITA improved both sequentially and Y-O-Y in all 3 businesses $186M $32M $35M Total: $253M 73.0% 14.0% 13.0% LED/Solar Data Storage Metrology

Q2’10 Bookings Performance by Segment LED & Solar $260M, up 23% sequentially and 362% Y-O-Y Data Storage $50M, up 90% sequentially and 159% Y-O-Y Metrology $37M, up 22% sequentially and 59% Y-O-Y B to B = 1.37; Backlog record ~$597M $260M $37M $50M Total: $347M 75.0% 14.0% 11.0% LED/Solar Data Storage Metrology

Q2 2010 Bookings Highlights LED & Solar - $260M $251M MOCVD a new record: penetrated new accounts and gained share 17 customers placed MOCVD orders – all regions – NA, Europe, Taiwan, Korea, Japan Accelerating China orders Continued customer focus on TV and desktop backlighting – plus general illumination K465i continues to win business as best performing, lowest cost of ownership system in production today Data Storage - $50M Strong market conditions continue and all customers are buying  Metrology - $37M - Best quarter since Q4’07 Continued solid traction in new products for research and emerging applications...Semi and Data Storage also improve

Positive LED Market Trends Continue – The Expanding Universe of LED Manufacturers Taiwan Japan North America / Europe Selling to >80% of LED manufacturers worldwide, Veeco holds a market share in excess of 40% and growing 2010 Ship plan includes 35+ LED manufacturers – 2x larger customer list than 2009 Key Lighting Players choose Veeco: Osram, Bridgelux, Lumileds, SOC, Sanan Note: This slide shows the top LED companies in the world, many of which, but not all, are our customers Korea China Dalian Meiming Lextar

China MOCVD Subsidies Primarily Focused on 7 Key LED Centers We estimate opportunity for several hundred MOCVD units and over $500M in subsidies 2010-2011 Customers anticipate continued investment into 2012 LED-Focused Investment Programs Often subsidizing equipment buying by multiple companies Many more locations where there is significant LED investment (i.e. Xiamen, Tianjin and Dalian)

Additional Financial Highlights Dave Glass, CFO

P&L Highlights 26.0 (14.7) 52.4 GAAP Net Income (Loss) 32.8 (6.4) 68.4 EBITA (Loss) $29.1 ($12.6) $63.8 Operating Income (Loss) 43.1% 33.9% 45.0% Gross Margin 70.3 24.4 113.8 Gross Profit $163.2 $72.0 $253.0 Revenues Q1’10 Q2’09 Q2’10 ($M except GM) See reconciliation to GAAP at end of presentation

MOCVD was the overwhelming driver for growth in bookings, revenue & EBITA but Data Storage and Metrology saw strong growth as well Q2 ‘10 Segment Performance 29% 22% 89% 23% Change 32.8 68.4 55% 163.2 253.0 267.8 347.0 Veeco Total -3.1 -3.8 Unallocated Corporate 2.9 3.4 11% 28.5 31.7 29.8 36.5 Metrology 3.2 9.9 54% 23.2 35.7 26.4 50.0 Data Storage EBITA Revenue Bookings 211.7 Q1’10 185.6 Q2’10 111.5 Q1’10 66% Change 58.9 Q2’10 29.8 260.4 LED & Solar Q1’10 Q2’10 $M

Veeco Balance Sheet Performance Cash and short-term investments grew $65M since end of Q1 Accounts receivables of $141M increased $51M since end of Q1, though DSOs FLAT at 50 days Inventory Turns a record 6.6 times Capex about $5M primarily for R&D lab tools $155.5 $53.5 Short-term Investments $472.0 $102.6 $806.4 $59.1 $430.1 $361.4 06/30/2010 03/31/2010 $413.1 Shareholder’s Equity $101.9 Long-Term Debt (including current portion) $681.6 Total Assets $57.0 Fixed Assets, Net $376.5 Working Capital $194.0 Cash & Cash Equivalents ($M)

Veeco Top Line Growth and OPEX Management Drives Record Profitability 29-31% $52-53M (17-18%) 46-47% $290-315M Q3 ’10F 27% $48M (19%) 45% $253M Q2’10 20% 17% EBITA% $40M (24%) $43M (30%) Operating Spending 43% 45% GM $163M $146M Revenue Q1’10 Q4’09 See reconciliation to GAAP at end of presentation Continued margin expansion into Q3 on increased rate of fixed cost absorption Operating expenses grow in absolute $ but decline as percent of sales Achieve record EBITA profit of 29- 31%

Q3 2010 Guidance Revenue $290M-$315M GAAP EPS $1.55-1.82 per share Non-GAAP EPS $1.23-1.43 per share (utilizing 35% tax rate) Note: Share Count 44 Million

Q3 2010 Business Conditions and Outlook Veeco begins third quarter with a record backlog of nearly $600M Approximately $490M LED & Solar, $78M Data Storage and $29M Metrology LED & Solar business patterns remain strong MOCVD quoting activity remains extremely strong and is similar to what we have been experiencing the last few quarters Believe we are capturing ≥ 50% of market in China and Korea Gaining traction in Taiwan and Japan, and have strong position in NA and Europe with lighting industry leaders Data Storage customers continue to see overall positive business trends; backlog will impact revenue into 2011 Metrology solidly back to a position of strength – winning key deals, hitting important applications growth markets

Summary – John Peeler

- Strong Q2'10 Performance and Q3'10 Outlook
- LED Business Strength Continues:
  - Anticipate another strong Q3 '10 MOCVD bookings quarter: business conditions remain strong
  - Veeco focused on meeting Q3'10 MOCVD ship target ~100 systems; goal to build capacity for >120 by Q4'10
  - Next generation product development in MOCVD continues on an accelerated timeline
  - LED Adoption for certain general lighting applications happening now ... Driving MOCVD opportunity significantly larger than backlighting
- Data Storage and Metrology Businesses on Track for Revenue and Profit Growth in 2010
- Veeco Currently Forecasts 2010 Revenue over $1B

18 ©2010 Veeco Instruments Inc Q2 2010 Financial Highlights Veeco

Q&A Session

Back-Up

Aligning R&D, Talent and Resources to LED & Solar Opportunity Focused on High-Growth Clean-Tech Markets Bookings ($ in Millions) LED & Solar: 75% Source: Veeco filings Note: Numbers presented may reflect rounding adjustments and consequently totals may not appear to sum $53 $99 $226 $262 $268 $347 $29 $56 $179 $177 $212 $260 $8 $19 $17 $53 $26 $50 $17 $23 $29 $32 $30 $37 Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10 Metrology 37% LED & Solar 29% Data Storage 34% Metrology 26% Data Storage 20% LED &

Solar 54%

31,506 41,683 31,497 43,506 Diluted 31,506 39,283 31,497 39,761 Basic Weighted average shares outstanding: $ (1.13) $ 1.88 $ (0.47) $ 1.20 Diluted $ (1.13) $ 2.00 $ (0.47) $ 1.32 Basic Income (loss) per common share attributable to Veeco: $ (35,582) $ 78,437 $ (14,680) $ 52,393 Net income (loss) attributable to Veeco (65) - (23) - Net loss attributable to noncontrolling interest (35,647) 78,437 (14,703) 52,393 Net income (loss) 780 10,930 402 9,620 Income tax provision (34,867) 89,367 (14,301) 62,013 Income (loss) before income taxes 3,407 3,544 1,698 1,762 Interest expense, net (31,460) 92,911 (12,603) 63,775 Operating income (loss) 76,226 91,196 36,987 49,983 Total operating expenses 1,409 359 (77) 512 Other, net 304 - 304 - Asset impairment charge 6,375 (179) 1,944 - Restructuring 3,660 3,319 1,831 1,634 Amortization 26,049 36,990 13,163 20,550 Research and development 38,429 50,707 19,822 27,287 Selling, general and administrative Operating expenses (income): 44,766 184,107 24,384 113,758 Gross profit 90,103 232,164 47,636 139,282 Cost of sales $ 134,869 $ 416,271 $ 72,020 $ 253,040 Net sales 2009 2010 2009 2010 June 30, June 30, Six months ended Three months ended (Unaudited) (In thousands, except per share data) Condensed Consolidated Statements of Operations Veeco Instruments Inc. and Subsidiaries

 $ 605,372 $ 806,366 Total liabilities and equity 359,059 472,015 Equity 107,195 102,763 Total non-current liabilities 1,192 411 Other liabilities 100,964 102,352 Long-term debt 5,039 - Deferred income taxes 139,118 231,588 Total current liabilities 212 220 Current portion of long-term debt 829 14,149 Income taxes payable 2,520 7,863 Deferred profit 106,445 158,383 Accrued expenses and other current liabilities $ 29,112 $ 50,973 Accounts payable Current liabilities: LIABILITIES AND EQUITY $ 605,372 $ 806,366 Total assets 30,126 26,122 Other assets, net 59,422 59,422 Goodwill 59,389 59,118 Property, plant and equipment, net 456,435 661,704 Total current assets 3,105 2,963 Deferred income taxes 7,819 18,927 Prepaid expenses and other current assets 77,564 84,210 Inventories, net 84,358 140,722 Accounts receivable, net 135,000 53,500 Short-term investments $ 148,589 $ 361,382 Cash and cash equivalents Current assets: ASSETS (Unaudited) 2009 2010 December 31, June 30, (In thousands) Condensed Consolidated Balance Sheets Veeco Instruments Inc. and Subsidiaries

Veeco Instruments Inc. and Subsidiaries
Reconciliation of operating income (loss) to earnings (loss) excluding certain items
(In thousands, except per share data)
(Unaudited)

	Three months ended June 30,		Six months ended June 30,	
	2010	2009	2010	2009
Operating income (loss)	$ 63,775	$ (12,603)	$ 92,911	$(31,460)
Adjustments:				
Amortization	1,634	1,831	3,319	3,660
Equity-based compensation	2,958	2,155	5,128	3,553
Restructuring	-	1,944 (2)	(179) (1)	6,375 (2)
Asset impairment	-	304 (3)	-	304 (3)
Inventory write-off	-	-	-	1,526 (4)
Earnings (loss) before interest, income taxes and amortization excluding certain items ("EBITA")	68,367	(6,369)	101,179	(16,042)
Interest expense, net	1,762	1,698	3,544	3,407
Adjustment to add back non-cash portion of interest expense	(760) (5)	(716) (5)	(1,501) (5)	(1,416) (5)
Earnings (loss) excluding certain items before income taxes	67,365	(7,351)	99,136	(18,033)
Income tax provision (benefit) at 35%	23,578	(2,573)	34,698	(6,312)
Earnings (loss) excluding certain items	43,787	(4,778)	64,438	(11,721)
Loss attributable to noncontrolling interest, net of income tax benefit at 35%	-	(15)	-	(42)
Earnings (loss) excluding certain items attributable to Veeco	$ 43,787	$ (4,763)	$ 64,438	$(11,679)
Earnings (loss) excluding certain items per diluted share attributable to Veeco	$ 1.01	$ (0.15)	$ 1.55	$ (0.37)
Diluted weighted average shares outstanding	43,506	31,497	41,683	31,506

(1) During the first quarter of 2010, we recorded a restructuring credit of $0.2 million associated with a change in estimate.

(2) During the six months ended June 30, 2009, we recorded a restructuring charge of $6.4 million, of which $1.9 million was incurred during the second quarter, consisting primarily of personnel severance costs and lease and related charges associated with vacating two facilities in our Data Storage Process Equipment segment.

(3) During the second quarter of 2009, we recorded a $0.3 million asset impairment charge in our Data Storage Process Equipment segment for assets no longer being utilized.

(4) During the first quarter of 2009, we recorded a $1.5 million inventory write-off in our Data Storage Process Equipment segment associated with the discontinuance of certain products. This was included in cost of sales in the GAAP income statement.

(5) Adjustment to exclude non-cash interest expense on convertible subordinated notes.

NOTE - The above reconciliation is intended to present Veeco's operating results, excluding certain items and providing income taxes at a 35% statutory rate. This reconciliation is not in accordance with, or an alternative method for, generally accepted accounting principles in the United States, and may be different from similar measures presented by other companies. Management of the Company evaluates performance of its business units based on EBITA, which is the primary indicator used to plan and forecast future periods. The presentation of this financial measure facilitates meaningful comparison with prior periods, as management of the Company believes EBITA reports baseline performance and thus provides useful information.

24 ©2010 Veeco Instruments Inc Q2 2010 Financial Highlights

Veeco

NOTE - The above reconciliation is intended to present Veeco's operating results, excluding certain items and providing income taxes at a 35% statutory rate. This reconciliation is not in accordance with, or an alternative method for, generally accepted accounting principles in the United States, and may be different from similar measures presented by other companies. Management of the Company evaluates performance of its business units based on earnings before interest,

income taxes and amortization excluding certain items ("EBITA"), which is the primary indicator used to plan and forecast future periods. The presentation of this financial measure facilitates meaningful comparison with prior periods, as management of the Company believes EBITA reports baseline performance and thus provides useful information. (1) Adjustment to exclude non-cash interest expense on convertible subordinated notes. 44,000 44,000 Diluted weighted average shares outstanding $ 1.43 $ 1.23 Earnings per diluted share excluding certain items $ 62,849 $ 54,025 Earnings excluding certain items 33,842 29,091 Income tax provision at 35% 96,691 83,116 Earnings excluding certain items before income taxes (1) (769) (1) (769) Adjustment to add back non-cash portion of interest expense 1,678 1,678 Interest expense, net 97,600 84,025 excluding certain items ("EBITA") Earnings before interest, income taxes and amortization 2,963 2,963 Equity-based compensation 1,635 1,635 Amortization Adjustments: $ 93,002 $ 79,427 Operating income HIGH LOW months ending September 30, 2010 Guidance for the three (Unaudited) (In thousands, except per share data) Reconciliation of operating income to earnings excluding certain items Veeco Instruments Inc. and Subsidiaries

Veeco Instruments Inc. and Subsidiaries
Segment Bookings, Revenues, and Reconciliation
of Operating income (loss) to EBITA (loss)**
(In thousands)
(Unaudited)

	Three months ended June 30, 2010	Three months ended June 30, 2009	Six months ended June 30, 2010	Six months ended June 30, 2009
LED & Solar Process Equipment				
Bookings	$ 260,439	$ 56,342	$ 472,102	$ 84,863
Revenues	$ 185,646	$ 31,882	$ 297,150	$ 54,084
Operating income (loss)	$ 57,389	$ (1,659)	$ 85,943	$ (7,036)
Amortization	796	774	1,592	1,549
Equity-based compensation	671	218	1,138	374
Restructuring	-	195	-	929
EBITA (loss)**	$ 58,856	$ (472)	$ 88,673	$ (4,184)
Data Storage Process Equipment				
Bookings	$ 50,025	$ 19,318	$ 76,398	$ 27,136
Revenues	$ 35,742	$ 17,593	$ 58,987	$ 34,498
Operating income (loss)	$ 9,234	$ (3,497)	$ 12,012	$ (8,698)
Amortization	383	403	766	808
Equity-based compensation	308	337	523	589
Restructuring	-	1,444	(179)	2,830
Inventory write-off	-	-	-	1,526
Asset impairment charge	-	304	-	304
EBITA (loss)**	$ 9,925	$ (1,009)	$ 13,122	$ (2,641)
Metrology				
Bookings	$ 36,499	$ 23,010	$ 66,307	$ 39,721
Revenues	$ 31,652	$ 22,545	$ 60,134	$ 46,287
Operating income (loss)	$ 2,522	$ (4,173)	$ 4,703	$ (9,815)
Amortization	397	578	844	1,155
Equity-based compensation	435	321	739	557
Restructuring	-	262	-	2,386
EBITA (Loss)**	$ 3,354	$ (3,012)	$ 6,286	$ (5,717)
Unallocated Corporate				
Operating loss	$ (5,370)	$ (3,274)	$ (9,747)	$ (5,911)
Amortization	58	76	117	148
Equity-based compensation	1,544	1,279	2,728	2,033
Restructuring	-	43	-	230
Loss **	$ (3,768)	$ (1,876)	$ (6,902)	$ (3,500)
Total				
Bookings	$ 346,963	$ 98,670	$ 614,807	$ 151,720
Revenues	$ 253,040	$ 72,020	$ 416,271	$ 134,869
Operating income (loss)	$ 63,775	$ (12,603)	$ 92,911	$ (31,460)
Amortization	1,634	1,831	3,319	3,660
Equity-based compensation	2,958	2,155	5,128	3,553
Restructuring	-	1,944	(179)	6,375
Inventory write-off	-	-	-	1,526
Asset impairment charge	-	304	-	304
EBITA (loss)**	$ 68,367	$ (6,369)	$ 101,179	$ (16,042)

** Refer to footnotes on 'Reconciliation of operating income (loss) to earnings (loss) excluding certain items' for further details.

26 ©2010 Veeco Instruments Inc Q2 2010 Financial Highlights

Veeco